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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 21, 2004



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                      001-15603                22-2906892
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                            Identification No.)

      2950 North Loop West, 7th Floor                            77092
              Houston, Texas                                   (Zip Code)
 (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (713) 683-9292


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     As described in more detail in Item 4.02 of this report, on December 21, 2004 the audit committee of our board of directors, based on a recommendation from management, concurred with management's decision to restate the Consolidated Condensed Statement of Cash Flows contained in our quarterly report on Form 10-Q for the period ended September 30, 2004. The restatement will reflect corrections relating to errors that we identified in several line items in the cash flow statement. We intend to amend the quarterly report related to the period above to correct the errors as soon as practicable after a review by our independent registered accounting firm.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     Subsequent to the issuance of our consolidated financial statements for the nine months ended September 30, 2004, we discovered errors in the support schedules used for the preparation of the Consolidated Condensed Statement of Cash Flows that resulted in the misclassification of several cash flow items. These errors did not impact revenues or net income. On December 21, 2004, the audit committee of our board of directors concluded that the previously issued Consolidated Condensed Statement of Cash Flows contained in our quarterly report on Form 10-Q for the period ended September 30, 2004 should not be relied upon because of errors in this financial statement.

     The decision to restate this financial statement was made by management and confirmed by the audit committee, upon the recommendation of management and with the concurrence of our independent registered public accounting firm, following the completion of our review of the errors that resulted in misclassification of several cash flow items. We have reviewed and discussed these errors as well as the required accounting treatment and disclosure with KPMG LLP, our independent registered public accounting firm. The audit committee also has discussed with KPMG LLP the matters disclosed in this report. We intend to restate this financial statement to make the necessary corrections and to file an amendment to our quarterly report on Form 10-Q for the third quarter of 2004 as promptly as is practicable after a review by our independent registered accounting firm.

     A copy of our December 23, 2004 press release with respect to the planned amendment is attached as Exhibit 99.1 and is incorporated by reference into this
Item 4.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     c) Exhibits.

EXHIBIT NO.    DESCRIPTION

   99.1        Press Release dated December 23, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 23, 2004
                                       NATCO Group Inc.



                                       By: /s/ John U. Clarke
                                           -------------------------------------
                                           John U. Clarke
                                           Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

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

EXHIBIT NO.         DESCRIPTION
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

  99.1              Press Release dated December 23, 2004.
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